                                                                   EXHIBIT 10.48
                                                                   -------------

                              PURCHASE AGREEMENT


          THIS AGREEMENT is made as of the __ day of November, 2000, by and among Curis, Inc. (the "Company"), a corporation organized under the laws of the State of Delaware, with its principal offices at 61 Moulton Street, Cambridge, Massachusetts 02138, and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

          IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company, and the Purchaser agree as follows:

          SECTION 1.  Authorization of Sale of the Shares.  Subject to the terms
                      -----------------------------------
and conditions of this Agreement, the Company has authorized the sale of up to 5,200,000 shares (the "Shares") of common stock, par value $0.01 per share (the "Common Stock"), of the Company.

          SECTION 2.  Agreement to Sell and Purchase the Shares.  At the Closing
                      -----------------------------------------
(as defined in Section 3), the Company will sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares (at the purchase price) shown below:

                              Price Per
       Number to Be           Share In                 Aggregate
         Purchased             Dollars                  Price
       ---------------      -------------             -----------



          The Company proposes to enter into substantially the same form of purchase agreement with certain other investors (the "Other Purchasers") and expects to complete sales of the Shares to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements." The term "Placement Agent" shall mean Prudential Vector Healthcare Group.

          SECTION 3.  Delivery of the Shares at the Closing.  The completion of
                      -------------------------------------
the purchase and sale of the Shares (the "Closing") shall occur as soon as practicable, but no later than two business days, following notification by the Securities and Exchange Commission (the "Commission") to the Company of the Commission's willingness to declare effective the registration statement to be filed by the Company pursuant to Section 7.1 hereof (the "Registration Statement") at a place (the "Closing Date") to be agreed upon by the Company and the Placement Agent. The Company will promptly notify the Purchasers by facsimile transmission or otherwise of the date, place and time of the Closing.

          At the Closing, the Company shall deliver to the Purchaser one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the number of Shares set forth in Section 2 above and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereof and Rule 506 thereunder. Upon receipt of the Purchaser's Certificate of Subsequent Sale attached hereto as Appendix II, share certificates bearing a restrictive legend may be exchanged by the transfer agent for share certificates without the legend (or a credit for such shares to book-entry accounts maintained by the transfer agent). The name(s) in which the stock certificates are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as part of Appendix
I. The Company's obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased hereunder; (b) completion of the purchases and sales under the Agreements with all of the Other Purchasers and (c) the accuracy of the representations and warranties made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing. The Purchaser's obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the following conditions, any one or more of which may be waived by the Purchaser: (a) the Commission has notified the Company of the Commission's willingness to declare the Registration Statement effective on or prior to the 75th day after the date such Registration Statement was filed by the Company;
(b) each of the representations and warranties of the Company made herein shall be true and correct in all material respects at the Closing Date with the same effect as though made at and as of such date; and (c) the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing. The Purchaser's obligations hereunder are expressly not conditioned on the purchase by any or all of the Other Purchasers of the Shares that they have agreed to purchase from the Company.

          SECTION 4.  Representations, Warranties and Covenants of the Company.
                      ---------------------------------------------------------
The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

          4.1. Organization and Qualification.  The Company is a corporation
               ------------------------------
duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have a material adverse effect on the Company's condition (financial or otherwise), properties, business, prospects or results of operations taken as a whole (a "Company Material Adverse Effect"). The Company has no subsidiaries.

          4.2. Authorized Capital Stock.  Except as disclosed in or
               ------------------------
contemplated by the confidential private placement memorandum dated October 23, 2000 prepared by the Company, including all exhibits, supplements and amendments thereto (the "Offering Materials"), the Company had authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Offering Materials as of the date set forth therein; the issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Offering Materials. Except as disclosed in or contemplated by the Offering Materials, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock. The description of the Company's stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, set forth in the Offering Materials accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

          4.3.  Issuance, Sale and Delivery of the Shares.  The  Shares have
                -----------------------------------------
been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will conform in all material respects to the description thereof set forth in the Offering Materials. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. No stockholder of the Company other than the Purchasers has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement) to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration Statement. No approval or authority of the stockholders or the Board of Directors of the Company not obtained as of the date hereof will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

          4.4.  Due Execution, Delivery and Performance of the Agreements.  The
                ---------------------------------------------------------
Company has full legal right, corporate power and authority to enter into the Agreements and perform the transactions contemplated hereby. The Agreements have been duly authorized, executed and delivered by the Company. The Company now holds all material licenses, certificates and permits from state, federal and other regulatory authorities which are necessary for the conduct of its business as presently conducted, except where the failure to hold any such licenses, certificates and permits would not have a Company Material Adverse Effect. The making and performance of the Agreements by the Company and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Company and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company pursuant to the terms or provisions of, and will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or its properties may be bound or affected and in each case which would have a Company Material Adverse Effect or, to the Company's knowledge, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or its properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Shares. Upon their execution and delivery, and assuming the valid execution thereof by the respective Purchasers, the Agreements will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in
Section 7.3 hereof may be legally unenforceable.

          4.5.  Accountants.  Deloitte & Touche LLP, PricewaterhouseCoopers LLP
                -----------
and Arthur Andersen LLP, which have expressed their opinions with respect to the financial statements for, respectively, Creative BioMolecules, Inc. ("Creative"), Ontogeny, Inc. ("Ontogeny") and Reprogenesis, Inc. ("Reprogenesis") (each of Creative, Ontogeny and Reprogenesis, a "Predecessor Company" and, collectively, the "Predecessor Companies") contained in the Joint Proxy Statement--Prospectus, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

          4.6.  No Defaults.  Except as disclosed in the Offering Materials, and
                -----------
except as to defaults, violations and breaches which individually or in the aggregate would not have a Company Material Adverse Effect, the Company is not in violation or default of any provision of its certificate of incorporation or bylaws, or other organizational documents, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; and there does not exist any state of fact which, with notice or lapse of time or both, would constitute an event of default on the part of the Company as defined in such documents, except such defaults which individually or in the aggregate would not have a Company Material Adverse Effect.

          4.7.  Contracts.  The contracts described in the Offering Materials
                ---------
are in full force and effect on the date hereof; and the Company is not, nor, to the Company's knowledge, is any other party in breach of or default under any of such contracts which would have a Company Material Adverse Effect.

          4.8.  No Actions.  Except as disclosed in the Offering Materials,
                ----------
there are no legal or governmental actions, suits or proceedings pending or, to the Company's knowledge, threatened to which the Company is or may be a party or of which property owned or leased by the Company is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, individually or in the aggregate, might prevent or might reasonably be expected to materially and adversely affect the transactions contemplated by this Agreement or result in a Company Material Adverse Effect; and no labor disturbance by the employees of the Company exists, to the Company's knowledge, or is imminent which might reasonably be expected to have a Company Material Adverse Effect. Except as disclosed in the Offering Materials, the Company is not a party to or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body.

          4.9.  Properties.   The Company has good and marketable title to all
                ----------
the properties and assets reflected as owned by them in the financial statements included in the Offering

Materials, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements, or (ii) those which are not material in amount and do not adversely affect the use made and promised to be made of such property by the Company. The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to their respective businesses. Except as disclosed in the Offering Materials, the Company owns or leases all such properties as are necessary to its operations as now conducted.

          4.10.  No Material Change.  Since June 30, 2000 and except as
                 ------------------
specifically contemplated by the Offering Materials, (a) the Company has not incurred any material liabilities or obligations, indirect, or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company; (b) the Company has not sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (c) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company is not in default in the payment of principal or interest on any outstanding debt obligations; (d) there has not been any change in the capital stock of the Company other than as contemplated by the Offering Materials and the sale of the Shares hereunder or indebtedness material to the Company; and (e) there has not occurred any event which has caused a Company Material Adverse Effect.

          4.11.  Intellectual Property.  Except as disclosed in or specifically
                 ---------------------
contemplated by the Offering Materials, (i) the Company owns or has obtained valid and enforceable licenses or options for the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights and trade secrets necessary for the conduct of the Company's business as currently conducted and as the Offering Materials indicate the Company contemplates conducting (collectively, the "Intellectual Property"); and (ii) to the Company's knowledge (for each of the following subsections (a) through (e)): (a) there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company for the product indications described in the Offering Materials that would preclude the Company from conducting its business as currently conducted and as the Offering Materials indicate the Company contemplates conducting; (b) there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned, licensed or optioned by the Company; (c) there is no pending or threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any Intellectual Property owned, licensed or optioned by the Company, other than non-material claims; (d) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company, other than non-material claims; and (e) there is no pending or threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violate any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material claims.

          4.12.  Compliance.  The Company has not been advised, and has no
                 ----------
reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not have a Company Material Adverse Effect.

          4.13.  Taxes.  The Company has filed all necessary federal, state and
                 -----
foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which could have a Company Material Adverse Effect.

          4.14.  Transfer Taxes.  On the Closing Date, all stock transfer or
                 --------------
other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

          4.15.  Investment Company.  The Company is not an "investment company"
                 ------------------
or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

          4.16.  Offering Materials.  The Company has not distributed and will
                 ------------------
not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares other than the Offering Materials or any amendment or supplement thereto. The Company has not in the past nor will it hereafter take any action independent of the Placement Agent to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Shares, as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.

          4.17.  Insurance.  The Company maintains insurance of the type and in
                 ---------
the amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

          4.18.  Contributions.  At no time since its incorporation has the
                 -------------
Company, directly or indirectly, (a) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of law, or (b) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

          4.19.  Additional Information.   The Company represents and warrants
                 ----------------------
that the information contained in the following documents, which the Placement Agent has furnished to the Purchaser, or will furnish prior to the Closing or in connection with Section 7 hereof, is or will be true and correct in all material respects as of their respective final dates:

          (a)    the Joint Proxy Statement--Prospectus;

          (b) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2000;

          (c) the Company's Current Reports on Form 8-K and Form 8-K/A filed with the Commission on August 10, 2000 and August 14, 2000, respectively;

          (d)    the Registration Statement;

          (e) the Offering Materials, including all addenda and exhibits thereto (other than the Appendices);

          (f) the Registration Statement on Form 8-A describing the Common Stock; and

          (g) all other documents, if any, filed by the Company with the Commission since its incorporation pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          4.20.  Legal Opinions.  Prior to the Closing, (a) Hale & Dorr LLP,
                 --------------
counsel to the Company, will deliver its legal opinion to the Placement Agent substantially in the form of Exhibit A hereto and (b) Foley, Hoag & Eliot LLP, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. and Baker Botts LLP, intellectual property counsel to the Company and formerly intellectual property counsel to Ontogeny, Creative and Reprogenesis, respectively, will deliver legal opinions to the Placement Agent substantially in the form of Exhibit B hereto, in each case with such changes therein as such counsel rendering the opinion and the Placement Agent may agree upon. Each such opinion shall also state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

          4.21.  Certificate.  At the Closing, the Company will deliver to
                 -----------
Purchaser a certificate executed by the Chairman of the Board or President and the chief financial or accounting officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Purchasers, to the effect that the representations and warranties of the Company set forth in this
Section 4 are true and correct in all material respects as of the date of this Agreement and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

          4.22.  Price of Common Stock.  The Company has not taken, and will not
                 ---------------------
take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of the Common Stock to facilitate the sale or resale of the Common Stock.

          4.23.  Resale Registration Statement.  The Company agrees to deliver
                 -----------------------------
or to cause to be delivered to each Purchaser a draft of the proposed form of Registration Statement prior to its initial filing with the Commission; provided
                                                                        --------
that each Purchaser shall agree prior to such delivery to maintain in strict confidence and not disclose to any third party any material nonpublic information contained in the Registration Statement and shall neither purchase nor sell shares of the Common Stock from the date of delivery until the Registration Statement is filed.

          SECTION 5.  Representations, Warranties and Covenants of the
                      ------------------------------------------------
Purchaser.  (a)  The Purchaser represents and warrants to, and covenants with,
---------
the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares; (ii) the Purchaser is acquiring the number of Shares set forth in Section 2 above in the ordinary course of its business and for its own account for investment (as defined for purposes of the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and the regulations thereunder) only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares within the meaning of
Section 2(11) of the Securities Act; (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the Rules and Regulations; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire and the Stock Certificate Questionnaire, both attached hereto as Appendix I, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement; (v) the Purchaser has, in connection with its decision to purchase the number of Shares set forth in Section 2 above, relied solely upon the Offering Materials and the representations and warranties of the Company contained herein; and (vi) the Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

          (b) The Purchaser hereby covenants with the Company not to make any sale of the Shares without satisfying the prospectus delivery requirement under the Securities Act, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate officer's certificate: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement, the Securities Act and the Rules and Regulations and any applicable state securities or blue sky laws and (B) the requirement of delivering a current prospectus has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Company has the right to suspend the use of the prospectus forming a part of the Registration Statement in accordance with Section 7.2 below. The Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said prospectus. The Purchaser further covenants to notify the Company promptly of the sale of all of its Shares.

          (c) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 7.4 hereof may be legally unenforceable.

          SECTION 6.  Survival of Representations, Warranties and Agreements.
                      ------------------------------------------------------
Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

          SECTION 7.  Registration of the Shares; Compliance with the Securities
                      ----------------------------------------------------------
Act.
---

          7.1. Registration Procedures and Expenses.  The Company shall:
               ------------------------------------

          (a) as soon as practicable, prepare and file with the Commission the Registration Statement on Form S-1 relating to the sale of the Shares by the Purchaser from time to time through the automated quotation system of the Nasdaq National Market or the facilities of any national securities exchange on which the Company's Common Stock is then traded or in privately-negotiated transactions;

          (b) use its reasonable efforts, subject to the receipt of necessary information from the Purchasers, to cause the Commission to notify the Company of the Commission's willingness to declare the Registration Statement effective as soon as practicable, but in any event within 75 days after the date the Registration Statement is filed by the Company;

          (c) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) twenty-four months after the effective date of the Registration Statement or (ii) the date on which the Shares may be resold by the Purchasers without registration by reason of Rule 144(k) under the Securities Act or any other rule of similar effect;

          (d) as soon as practicable after the Registration Statement becomes effective, prepare, and within 30 business days after the Company becomes eligible to file registration statements on Form S-3 in accordance with the General Instructions regarding the use of Form S-3, file with the Commission, such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to convert the Registration Statement from a registration statement on Form S-1 to a registration statement on Form S-3;

          (e) furnish to the Purchaser with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such reasonable number of copies of prospectuses in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser;

               provided, however, that the obligation of the Company to deliver
               --------  -------
               copies of prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

          (f) file documents required of the Company for normal blue sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to
               --------  -------
               qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

          (g)  bear all expenses in connection with the procedures in paragraphs
               (a) through (f) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any.

          7.2. Material Events.  Notwithstanding anything in this Agreement to
               ---------------
the contrary, if the Company shall furnish to the Purchaser a certificate signed by the President or Chief Executive Officer of the Company stating that the Board of Directors of the Company has made the good faith determination (i) that continued use by the Purchaser of the Registration Statement for purposes of effecting offers or sales of Shares pursuant thereto would require, under the Securities Act, premature disclosure in the Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company or its business, (ii) that such premature disclosure would be materially adverse to the Company or its business, and (iii) that it is therefore desirable to suspend the use by the Purchaser of such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Shares pursuant thereto, then the right of the Purchaser to use the Registration Statement (and the prospectus relating hereto) for purposes of effecting offers and sales of Shares pursuant thereto shall be suspended. Notwithstanding the foregoing, the aggregate number of days in any such twelve (12) month period during which the use of the Registration Statement may be suspended pursuant to this Section 7.2 shall not exceed sixty (60) days. The Purchaser hereby covenants and agrees that it will not sell any Shares pursuant to the Registration Statement during the periods the Registration Statement is withdrawn or the ability to sell thereunder is suspended as set forth in this Section 7.2.

          7.3.  Transfer of Shares After Registration.  The Purchaser agrees
                -------------------------------------
that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section
7.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its Plan of Distribution.

          7.4.  Indemnification. For the purpose of this Section 7.4:
                ---------------

          (i) the term "Purchaser/Affiliate" shall mean any affiliate of the Purchaser and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

          (ii) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1.

          (a) The Company agrees to indemnify and hold harmless each Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or Purchaser/Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will reimburse each such Purchaser and each such Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such Purchaser/Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be
        --------  -------
liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5(b) or 7.3 hereof respecting sale of the Shares, or (iii) the inaccuracy of any representations made by such Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

          (b) Each Purchaser will severally indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5(b) or 7.3 hereof respecting the sale of the Shares or
(ii) the inaccuracy of any representation made by such Purchaser herein or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

          (c) Promptly after receipt by an indemnified party under this Section
7.4 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.4 promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this
Section 7.4 or to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

          (d) If the indemnification provided for in this Section 7.4 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs
(a), (b) or (c) of this Section 7.4 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of Common Stock or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount such Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of such Selling Stockholders and each Purchaser shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.4, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section
7.4 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required
               --------  -------
with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this
Section 7.4 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.4, no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this Section 7.4 are several and not joint.

          7.5.  Termination of Conditions and Obligations.  The restrictions
                -----------------------------------------
imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the passage of twenty-four months from the effective date of the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

          7.6.  Information Available.  So long as the Registration Statement is
                ---------------------
effective covering the resale of Shares owned by the Purchaser, the Company will furnish to the Purchaser:

          (a) as soon as practicable after available (but in the case of the Company's Annual Report to Stockholders, within 120 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K,
                (iii) its Quarterly Reports to Stockholders, if any, (iv) if not included in substance in its Quarterly Reports to Stockholders, its quarterly reports on Form 10-Q, and (v) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

          (b) upon the reasonable request of the Purchaser, a reasonable number of copies of the prospectuses, and any supplements thereto, to supply to any other party requiring such prospectuses;

and the Company, upon the reasonable request of the Purchaser, will meet with the Purchaser or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Registration Statement covering the Shares and will otherwise cooperate with any Purchaser conducting an investigation for the purpose of reducing or eliminating such Purchaser's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters, subject to appropriate confidentiality limitations.

          SECTION 8.  Broker's Fee.  The Purchaser acknowledges that the Company
                      ------------
intends to pay to the Placement Agent a fee in respect of the sale of the Shares to the Purchaser. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

          SECTION 9.  Notices.  All notices, requests, consents and other
                      -------
communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

          (a)  if to the Company, to:

                    Curis, Inc.
                    61 Moulton Street
                    Cambridge, Massachusetts 02138
                    Telecopier:  (617) 876-0866
                    Attn:  General Counsel

               with a copy to:

                    Hale and Dorr LLP
                    60 State Street
                    Boston, MA 02109
                    Telecopier:  (617) 526-5000
                    Attn:   Steven D. Singer, Esq.

               or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

          (b) if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

          SECTION 10.  Changes.  This Agreement may not be modified or amended
                       -------
except pursuant to an instrument in writing signed by the Company and the Purchaser.

          SECTION 11.  Headings.  The headings of the various sections of this
                       --------
Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

          SECTION 12.  Severability.  In case any provision contained in this
                       ------------
Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          SECTION 13.  Governing Law.  This Agreement shall be governed by and
                       -------------
construed in accordance with the laws of the State of New York and the federal law of the United States of America.

          SECTION 14.  Counterparts.  This Agreement may be executed in two or
                       ------------
more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

          SECTION 15.  Entire Agreement. This Agreement and the instruments
                       ----------------
referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.

                                                                     Exhibit 10.
                                                                     ----------
                                                                             --

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                              CURIS, INC.


                              By    _________________________________

Print or Type:
                              Name of Purchaser
                               (Individual or Institution):

                                    _________________________________

                              Name of Individual representing
                               Purchaser (if an Institution):

                                    _________________________________

                              Title of Individual representing
                               Purchaser (if an Institution):

                                    _________________________________

Signature by:
                              Individual Purchaser or Individual
                                representing Purchaser:

                                    _________________________________


                              Address:    ___________________________

                              Telephone:  ___________________________

                              Telecopier: ___________________________

                    SUMMARY INSTRUCTION SHEET FOR PURCHASER
                    ---------------------------------------

                  (to be read in conjunction with the entire
                       Purchase Agreement which follows)


A.   Complete the following items on the Purchase Agreement:

     1.   Page 15 - Signature:

          (i)     Name of Purchaser (Individual or Institution)

          (ii)    Name of Individual representing Purchaser (if an Institution)

          (iii)   Title of Individual representing Purchaser (if an Institution)

          (iv) Signature of Individual Purchaser or Individual representing Purchaser

     2.           Appendix I - Registration Statement Questionnaire:

                  Provide the information requested by the Registration Statement Questionnaire.

                  Appendix II - Stock Certificate Questionnaire:

                  Provide the information requested by the Stock Certificate Questionnaire.

     3. Return the properly completed and signed Purchase Agreement including the properly completed Appendix I for each account purchasing Shares to:

                  Prudential Vector Healthcare Group
                  1751 Lake Cook Road, Suite 350
                  Deerfield, IL 60015
                  Attention: Mr. Bernard Hoffmann

B. Instructions regarding the transfer of funds for the purchase of Shares will be sent by facsimile to the Purchaser by the Placement Agent at a later date.

C. Upon the resale of the Shares by the Purchaser after the Registration Statement covering the Shares is effective, as described in the Purchase Agreement, the Purchaser:

                  (i) must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser's request); and

                  (ii) must send a letter in the form of Appendix II to the
                       Company so that the Shares may be properly transferred.

                                                              Appendix I
                                                             (one of two)


                                  CURIS, INC.

                        STOCK CERTIFICATE QUESTIONNAIRE
                        -------------------------------


     Pursuant to Section 3 of the Agreement, please provide us with the following information:

1. The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

     __________________________________________

2. The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:

     __________________________________________

3. The mailing address of the Registered Holder listed in response to item 1 above:

     __________________________________________

     __________________________________________

     __________________________________________

     __________________________________________

4. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

     __________________________________________

                                                               Appendix I
                                                              (two of two)



                                  CURIS, INC.
                      REGISTRATION STATEMENT QUESTIONNAIRE
                      ------------------------------------

          In connection with the preparation of the Registration Statement, please provide us with the following information:

          1. Pursuant to the "Selling Shareholder" section of the Registration Statement, please state your or your account's name exactly as it should appear in the Registration Statement:

          ________________________________

          2. Please provide the number of shares that you or your account will own immediately after Closing, including those Shares purchased by you or your account pursuant to this Purchase Agreement and those shares currently held by you or your account that were acquired through other transactions:

          ________________________________

          3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?


               _____ Yes         _____ No

          If yes, please indicate the nature of any such relationships below:

              _________________________________________________________________

              _________________________________________________________________

              _________________________________________________________________

                                                                     APPENDIX II


Attention:


                  PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE
                  ------------------------------------------

     The undersigned, [an officer of, or other person duly authorized by]

_________________________________________________________________________
             [fill in official name of individual or institution]

hereby certifies that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on __________________ in accordance with Registration Statement number
      [date]

Registration Statement number __________________________________________________
                              [fill in the number of or otherwise identify the Registration Statement]

and the requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

     Name of Purchaser
      (Individual or Institution):            _____________________________

     Name of Individual representing
      Purchaser (if an Institution):
                                              _____________________________

     Title of Individual representing
      Purchaser (if an Institution):          _____________________________

Signature by:

     Individual Purchaser or
      Individual representing Purchaser:      _____________________________

                                                                       EXHIBIT A

                                FORM OF OPINION
                              OF HALE & DORR LLP

      1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is qualified to do business as a foreign corporation in good standing in the Commonwealth of Massachusetts which, to our knowledge, is the only jurisdiction in which it owns or leases real property. The Company has all authority to own, lease, license and operate its properties and assets and to conduct its business as described in the Private Placement Memorandum.

      2. The Company's authorized capital stock as of ____________, 2000 is as set forth in the Private Placement Memorandum under the heading
"Capitalization;" there have been no changes in the authorized capital stock of the Company since that date. The authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof incorporated by reference into the Private Placement Memorandum.

      3. All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of or subject to any statutory preemptive or, to our knowledge, similar contractual rights.

      4. The Shares have been duly authorized and, when issued and delivered to the Investors against payment therefor in accordance with the terms of the Agreements, will be validly issued, fully paid and nonassessable and free of any statutory preemptive or, to our knowledge, similar contractual rights.

      5. The form of the certificates for the Shares conforms to the requirements of Delaware General Corporation Law.

      6. The Company has full corporate power and authority to enter into the Agreements and the Engagement Letter and to issue, sell and deliver the Shares to the Investors as provided in the Agreements, and the Agreements have been duly authorized, executed and delivered by the Company and the Agreements are the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to customary exceptions for bankruptcy and equitable remedies and indemnification/contribution provisions.

      7. The Company's execution, delivery and performance of the Agreements and the Engagement Letter do not and will not (i) violate the Certificate of Incorporation or Bylaws of the Company, (ii) violate, result in a breach of or constitute a default under (alone or with notice or passage of time or both) or result in the creation or imposition of any lien, charge, claim, security interest or encumbrance upon any property or assets of the Company under any agreement, indenture, lease or other instrument to which the Company is a party or by which it or any of its properties or assets is bound or subject that is made an exhibit to the Company's Form S-4 or any Current Report on Form 8-K filed by the Company subsequent to the filing of the

Form S-4, or (iii) result in any violation by the Company of any existing federal or Delaware corporate law, regulation or ruling which in our experience is normally reviewed in transactions of the type contemplated by the Agreements (assuming compliance with all applicable state securities and blue sky laws, the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended), or any judgment, injunction, order or decree specifically naming the Company and known to us.

      8. No consent, approval, authorization or order of, or registration or filing with any federal or Delaware corporate governmental authority is required on the part of the Company for the performance by the Company of its obligations at the closing of the transactions contemplated by the Agreements, except as may be required under the Securities Act or such as may be required under the state securities or blue sky laws in connection with the purchase and sale of the Shares.

      9. To our knowledge, there are no actions, suits, arbitrations, claims, governmental or other proceedings or investigations pending or threatened against the Company or any of its operations, businesses, properties or assets or which challenge the validity of any actions taken or to be taken by the Company pursuant to the Agreements, the Engagement Letter or the transactions contemplated thereby.

      10. To our knowledge, no holders of securities of the Company have rights, which have not been waived or complied with, to the registration of shares of Common Stock or other securities of the Company because of the filing of the Resale Registration Statement or the offering contemplated thereby.

      11. The offer, issuance and sale of the Shares pursuant to the Private Placement Memorandum and as contemplated under the terms of the Agreements are not subject to the registration requirements of the Securities Act.

                                                                   Exhibit 10.48
                                                                   -------------

                                                                       EXHIBIT B

                     Form of Intellectual Property Opinion


Prudential Vector Healthcare Group,
a unit of Prudential Securities Incorporated
1751 Lake Cook Road
Deerfield, IL 60015

Each of the Purchasers named on Schedule A hereto

      Re:  [Name of Company]
           -----------------

Ladies and Gentlemen:

      This letter is being furnished to you at the request of Curis, Inc. (herein the "Company") pursuant to Section 4.11 of the Purchase Agreements dated _________, 2000 between you and the Company, relating to the issuance and sale to you of certain shares of common stock of the Company.

      Curis, Inc. is a company that was formed by the merger of Creative BioMolecules, Inc., Ontogeny, Inc. and Reprogenesis, Inc. From time to time, we serve as patent counsel for the Company and, prior to the merger, for [predecessor company client] for certain of its patents and patent applications (herein "Intellectual Property"). We are familiar with certain of the technology used by the Company in its business, to the extent of its disclosure to us by the Company, which is the subject matter of certain of the [predecessor company client] Origin Intellectual Property described in the Registration Statement. We have reviewed those sections of the Registration Statement on Form S-4 (File No. _________) (the "Registration Statement") and TITLED "[whatever the relevant heading names are]". We are generally familiar with certain [predecessor company client] Origin aspects of the Company's business and have reviewed the description thereof in the Registration Statement. The opinions and beliefs expressed in this letter represent our considered judgment and are based upon compilations of applicable laws generally available to the public and effective as of the date hereof.

      As used in this letter, the phrase "to our knowledge" when used as a qualification with respect to the existence or absence of any matter, means that, during our representation of the Company and having no independent investigation with respect thereto, no information has come to our attention which has given us actual knowledge of the existence of facts contrary to the stated existence or absence of the matter.

      Based on our review of the above-identified sections of the Registration Statement, and subject to and limited by the foregoing and the exceptions and limitations set forth below, we offer the following opinions and conclusions:

1. Except as set forth below, to our knowledge, with respect to the statements in the above identified sections in the Registration Statement, insofar as such statements pertain to [predecessor company client] Origin patent matters, nothing has come to our attention that would form a basis for a belief, as of the even date herewith, that said sections contain any untrue statement of a material fact, or omit to state any materials fact necessary to make the statements accurately and fairly represent the information referred to therein. We express no opinion, however, as to the bases upon which the Company decides to file patent applications, the dependency of the Company's commercial success on any factors including protection of proprietary technology and the procurement and enforceability of patents, nor as to the Company's reliance on various methods to protect its proprietary rights.

2. With respect to those patent applications which we have prosecuted on behalf of the Company or its predecessor, to our knowledge, and based upon a representation by the Company, the inventors, and, as applicable, any licensor, regarding the conception and reduction to practice of the patents and patent applications directed to the [predecessor company client] Origin technology described in the Registration Statement, and noting that we have not been directed by the Company to undertake an investigation or analysis in this regard, nor have we undertaken such investigation or analysis, we are not aware of any rights of parties, other than the Company's or licensor's, or the U.S. government under 35 USC (S)200-12, to any of the [predecessor company client] Origin patents or patent applications directed to the technology described in the Registration Statement, and other than as disclosed in the Registration Statement, we are not aware of any pending or threatened actions, suits, proceedings or claims by others challenging the Company's rights to or in any such patents, patent applications or trade secret rights and we are not aware of any pending or threatened actions, suits, proceedings or claims by others that the Company is infringing or otherwise violating any patent or trade secret rights of others.

3. We note that we have assumed responsibility for several of patent filings licensed to, or owned by, the Company from other law firms which prepared and filed the applications, and some instance, undertook substantial prosecution of the applications before the United States Patent and Trademark Office; consequently, we are not in a position to opine to the completeness of their disclosure. We are only familiar with those patent applications which we have prosecuted on behalf of the Company or its predecessor, and with respect to those applications, have not been made aware of any facts or opinions which have led us to form the belief that any such patent applications would be unenforceable or invalid if issued as patents with claims of reasonable scope.

4. While we have not been asked by the Company to review any license agreements or other contracts, nor have we undertaken such review, we are not aware of any agreements with third parties relating to the acquisition, licensing and/or transfer of intellectual property rights which have or are anticipated to have a material impact on the Company's existing or future business, including license agreements, joint venture agreements, marketing and/or distribution agreements or other collaboration agreements, that are not currently in effect or that will be expiring soon, nor further are we aware that there has been any notice of termination or other act indicating a desire to terminate any of the aforesaid agreements.

     In rendering this opinion, no patent search or validity or enforceability study has been undertaken with respect to any of the Company's filed patent applications, nor have we undertaken any infringement or right-to-use investigations with respect to the rights of others. Moreover, we have relied as to matters of fact, to the extent we have deemed proper, upon certificates and representations of the Company's officers and management.

     This letter is limited to the matters set forth herein, and no matter may be inferred or implied beyond the matters expressly stated in this letter. No inference as to our independent review of any information set forth in the Registration Statement should be drawn from the fact of our representation of the Company. We assume no obligation to advise you, subsequent to the delivery of this letter, of any matters that could result in a change in the opinions or beliefs set forth herein. This letter has been prepared solely for your use in connection with the Purchase of the Shares under the Registration Statement, and may not be used for any other purpose, or be relied upon by any other person or entity. It should not be quoted in whole or in part or otherwise be referred to, nor be filed with nor furnished to any governmental agency or other person or entity, without the prior written consent of this firm.

     The statements made herein are limited in all respects to United States patents and patent applications. The statements made herein are also limited in all regards by the statements made in the Registration Statement. The statements made herein are also limited to matters on which we can advise the Company without breach of any duty owed to other clients of our firm, and should not be construed as expressing any opinion, view or waiver with respect to any other clients' patents, patent applications or other rights.